UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	March 30, 2006

ZIONS BANCORPORATION

(Exact name of registrant as specified in its charter)
Utah	0-2610	87-0227400
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One South Main, Suite 1134, Salt Lake City, Utah		84111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		801-524-4787

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events.

As previously reported, Zions Bancorporation (“Zions”) completed its merger with Amegy Bancorporation, Inc. (“Amegy”) effective December 3, 2005. Zions previously filed on a Form 8-K, as amended by a Form 8-K/A filed on February 14, 2006, specified historical and pro forma financial information with respect to Amegy and the merger with Amegy, including an unaudited pro forma condensed combined statement of income for the nine months ended September 30, 2005. Zions is filing this Form 8-K to incorporate by reference into a registration statement to be filed today on Form S-3 updated pro forma financial information with respect to the merger with Amegy, as required by Rule 11-02 of Regulation S-X of the Securities and Exchange Commission. Specifically, this Form 8-K is being filed to provide an updated pro forma condensed combined statement of income for the full year ended December 31, 2005 assuming the merger was completed January 1, 2005.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Attached as Exhibit 99.1 to this Form 8-K is a condensed combined statement of income for the year ended December 31, 2005, which is incorporated herein by reference.

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

Date: March 30, 2006	By:	/s/ Thomas E. Laursen
Name: Title:		Thomas E. Laursen Executive Vice President and General Counsel